SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party Other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement           [ ] Confidential for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a- 11(c) or Rule 14a-12


                          OneSource Technologies, Inc.
                          ----------------------------
                (Name of Registrant as Specified in Its Charter)



Payment of Filing Fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.

Title of each series of securities to which transaction applies:  N/A

(1)  Aggregate number of securities to which transaction applies: N/A

(2) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

(3)  Proposed maximum aggregate value of transaction: N/A

(4)  Total fee paid: N/A

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid: N/A

(2) Form. Schedule or Registration Statement No.: N/A

(3) Filing Party: N/A

(4) Date Filed: N/A

                          ONESOURCE TECHNOLOGIES, INC.
________________________________________________________________________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                               September 24, 2004
________________________________________________________________________________


To Our Stockholders:

     The 2004 Annual Meeting of Stockholders of OneSource Technologies, Inc. will be held at the Arizona Country Club, 5668 East Orange Blossom Lane, Phoenix, Arizona at 9:00 a.m. local time on Friday, September 24, 2004, for the following purposes:

1. To elect four directors to serve for one-year terms or until their successors are duly elected and qualified.

2. To approve a proposal to amend our Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock from 50,000,000 to 100,000,000 shares.

3. To approve a proposal to amend our Certificate of Incorporation, as amended, to authorize 5,000,000 shares of serial preferred stock, which may be issued in one or more series from time to time as determined by our Board of Directors with such designations, preferences, privileges, conversion, and other rights, voting powers, restrictions, limitations, qualifications, and other terms and conditions as the Board of Directors may determine.

4. To approve a proposal to amend and restate our Certificate of Incorporation, as amended, in its entirety to (a) incorporate the other amendments to the Certificate, if any, that are approved by the stockholders at the Annual Meeting; (b) amend or eliminate certain existing provisions in our Certificate of Incorporation, as amended; and (c) provide one integrated document in order to avoid confusion with previous amendments.

5. To ratify the appointment of Epstein, Weber & Conover, PLC as our independent auditors for the fiscal year ending December 31, 2004.

6. To transact such other business as may properly come before the meeting or any adjournment of the meeting.

     Only stockholders of record at the close of business on August 31, 2004 are entitled to notice of and to vote at the meeting or any postponement or adjournment thereof. Your vote is important.

     All stockholders are cordially invited to attend the meeting in person. In order to assure your representation at the meeting, however, we urge you to complete, sign, date, and return the enclosed proxy as promptly as possible in the enclosed postage-paid envelope. If you attend the meeting, you may vote in person even if you previously have returned a proxy.



                             By Order of the Board of Directors

                             /s/ Donald McIntyre
                             ---------------------
                             Donald McIntyre
                             Chairman of the Board
August   , 2004

                          ONESOURCE TECHNOLOGIES, INC.
                         15730 North 83rd Way, Suite 104
                            Scottsdale, Arizona 85260
                                 (480) 899-1177

________________________________________________________________________________

                               PROXY STATEMENT FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 24, 2004
________________________________________________________________________________

    This Proxy Statement relates to the 2004 Annual Meeting of Stockholders of OneSource Technologies, Inc. The Annual Meeting will be held on Friday, September 24, 2004 at 9:00 a.m. local time, at the Arizona Country Club located at 5668 East Orange Blossom Lane, Phoenix, Arizona, or at such other time and place to which the Annual Meeting may be adjourned or postponed. The enclosed proxy is solicited by our Board of Directors. The proxy solicitation materials relating to the Annual Meeting are first being mailed to stockholders entitled
to vote at the meeting on or about September   , 2004.

                                ABOUT THE MEETING

What is the purpose of the Annual Meeting?

     At the Annual Meeting, stockholders will act upon the matters outlined in the accompanying Notice of Annual Meeting and this Proxy Statement, including the election of four directors for terms of one year, three proposals to amend and restate our Certificate of Incorporation, and ratification of our independent auditors for fiscal 2004. Following the meeting, members of our management will report on our most recent business activities and financial and operating results and will respond to questions from stockholders.

Who is entitled to attend and vote at the Annual Meeting?

     Only stockholders of record at the close of business on the record date, August 31, 2004, or their duly appointed proxies, are entitled to receive notice of the Annual Meeting, attend the meeting, and vote the shares that they held on that date at the meeting or any postponement or adjournment of the meeting. At the close of business on August 31, 2004, there were 40,292,623 shares of our common stock, par value $.001 per share, issued, outstanding, and entitled to vote. Each holder of common stock voting at the meeting, either in person or by proxy, may cast one vote per share of common stock held on each matter to be voted on at the meeting. You may not cumulate votes in the election of directors.

How do I vote?

     You may vote on matters to come before the meeting by either (i) attending the meeting and casting your vote in person; or (ii) completing, dating, and signing the enclosed proxy card and returning it to us in the postage-paid envelope enclosed for your convenience. If you do vote by proxy, you will authorize the individuals named on the proxy card, referred to as the proxy holders, to vote your shares according to your instructions. If you do not provide instructions on the proxy card, the proxy holders will vote your shares according to the recommendations of the Board of Directors, as described below.

What if I vote and then change my mind?

     You may revoke your proxy at any time before it is exercised by either (i) filing with our company's Secretary a notice of revocation; (ii) sending in another duly executed proxy bearing a later date; or (iii) attending the meeting and casting your vote in person. Your last vote will be the vote that is counted.

What are the recommendations of the Board of Directors?

     Unless you give other instructions on your proxy card, the persons named on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board of Directors recommends a vote "FOR" the election of nominees for director as set forth in this Proxy Statement, "FOR" approval of each of the proposals to amend our Certificate of Incorporation, and "FOR" ratification of our auditors for fiscal 2004.

     With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

What constitutes a quorum?

     The presence at the Annual Meeting, in person or by proxy, of the holders of one-third of the shares of our common stock entitled to vote at the Annual Meeting will constitute a quorum, permitting us to conduct our business at the Annual Meeting. Proxies received but marked as abstentions or broker non-votes (as described below) will be included in the calculation of the number of shares considered to be present at the meeting for purposes of determining whether a quorum is present.

How are broker non-votes counted?

     If your shares are held by your broker in "street name," you will be receiving or have received a voting instruction form from your broker or the broker's agent asking you how your shares should be voted. Please complete the form and return it in the envelope provided by the broker or agent.

     If you do not instruct your broker how to vote, your broker may vote your shares at its discretion on some matters, but may not be permitted to exercise voting discretion on certain matters. Votes as to which the broker has notified us on a proxy form in accordance with industry practice or has otherwise advised us that it lacks voting authority are referred to as "broker non-votes." The effect of a broker non-vote on each matter to be voted upon at the meeting is described below under "What vote is required to approve each item?"

What vote is required to approve each item?

     Our Certificate of Incorporation currently requires the affirmative vote of the holders of a majority of our outstanding shares of common stock entitled to vote at the Annual Meeting for the election of directors, to approve each of the proposed amendments to our Certificate of Incorporation, and to ratify the appointment of Epstein, Weber & Conover, PLC as our auditors for fiscal 2004. A properly executed proxy marked "ABSTAIN" with respect to any or all of these proposals will not be voted, although it will be counted for purposes of whether there is a quorum at the meeting. Because approval of each of the matters to be voted on at the Annual Meeting requires the affirmative vote of a majority of our outstanding shares of common stock, abstentions and broker non-votes with respect to any matter will have the effect of votes against such matter.

Can I dissent or exercise rights of appraisal?

     Under Delaware law, holders of our voting stock are not entitled to dissent from any of the proposals to be presented at the Annual Meeting or to demand appraisal of their shares as a result of the approval of any of the proposals.

Who pays for this proxy solicitation?

     Our company will bear the entire cost of this proxy solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy, and any additional solicitation materials furnished to our stockholders. We will furnish copies of solicitation materials to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward the solicitation material to the beneficial owners. In addition, we may reimburse brokerage firms and other persons that represent beneficial owners of shares for expenses they may incur in forwarding solicitation materials to the beneficial owners. Some of our directors or officers also may solicit proxies, personally or by telephone or e-mail, without additional compensation.

What other information is available?

     Our 2003 Annual Report to Stockholders, in the form of our Form 10-KSB for the year ended December 31, 2003 as filed with the Securities and Exchange Commission, was mailed to stockholders with or preceding this Proxy Statement. The Annual Report to Stockholders contains financial and other information about our company, but is not incorporated into this Proxy Statement and is not to be considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In addition, the "Audit Committee Report" and the reference to the independence of members of our Audit Committee shall not be deemed to be "filed" with the Securities and Exchange Commission, or "SEC," or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act.

     Our Form 10-QSB for the quarter ended June 30, 2004, includes financial and other information about our company for the periods subsequent to December 31, 2003. You may review the Form 10-QSB and other information filed by our company with the SEC at the SEC's web site at www.sec.gov. We will provide upon written request, without charge, a copy of our annual report on Form 10-KSB for the fiscal year ended December 31, 2003, and our Form 10-QSB for the quarter ended June 30, 2004, as filed with the SEC, to each shareholder of record as of the record date. We also will furnish any exhibits listed in the Form 10-KSB upon request at the actual expense that we incur in furnishing such exhibits. Any such requests should be directed to our company's Secretary at the address for our executive offices, as set forth in this Proxy Statement.

                      PROPOSAL NO. 1: ELECTION OF DIRECTORS

General

     A board of four directors is to be elected at the Annual Meeting. Three of the nominees currently are directors of our company. Unless you instruct otherwise on the proxy, the shares represented by the enclosed proxy will be voted for the election of the four nominees named below as directors to serve until the next annual meeting of stockholders, or until their successors have been duly elected and qualified. In the event that any nominee is unable or declines to serve as a director, an alternate nominee will be designated by the present Board of Directors to fill the vacancy. We do not expect that any nominee will be unable or will decline to serve as a director.

Vote Required

     If a quorum is present and voting, the affirmative vote of the holders of a majority of our common stock issued and outstanding as of the record date and entitled to vote at the Annual Meeting will be required to elect each of the four nominees to the Board of Directors. The Board of Directors recommends a vote "FOR" election of each of the director nominees.

Nominees

     The names of the director nominees and certain information about them are set forth below:

        Name of Nominee          Age     Title
        ---------------          ---     -----
        Donald E. McIntyre        80     Chairman of the Board
        Michael L. Hirschey       49     Chief Executive Officer and Director
        Robert J. Thompson        62     Director
        Robert H. Thomason        70     Director Nominee

     Donald E. McIntyre joined our Board of Directors as an outside director in January 2002 and became Chairman of the Board in February 2003. Mr. McIntyre currently serves as a director of three private corporations. Mr. McIntyre has been the principal of McIntyre Investment Companies, Inc. since 1982. Mr. McIntyre is presently the CEO and Chairman of the AmeriFirst Foundation and has been the CEO of four other companies, leading to his extensive business and corporate governance experience. As a former CEO, his expertise focuses on finance, operations, and governance. Mr. McIntyre holds a BS in Business from Iowa State University. In addition to attending Drake Law School and the Michigan State University School of Organizational Management, Mr. McIntyre has had a long association with the Business College at Arizona State University and is the patron of the McIntyre Center for Corporate Governance at that university.

     Michael Hirschey joined our company as a director in January 2003 and became our Chief Executive Officer in March 2003. Mr. Hirschey is the founder and principal of Partners Resource Management, LLC and brings over 20 years of senior executive experience in enterprise management, business and product development, and sales and marketing management to our company. Mr. Hirschey served as CEO of Cooper-Software Company from March 2002 until June 2003. Mr. Hirschey also served as the principal of Resurgence, Inc., a management consulting professional services firm, from October 2001 until March 2002. Mr. Hirschey was Chairman and CEO of the Partners Group, a $75 million technology outsourcing and consulting company, from September 1991 until June 1997. After Partners was acquired by SCB Technologies, Mr. Hirschey served as SCB's Executive Vice-President for Consulting and Outsourcing from July 1997 until July 2000. Mr. Hirschey also served as the President and COO of Jack Henry & Associates from 1989 until 1991. Mr. Hirschey has a BS from Louisiana State University.

     Robert J. Thompson became a director of our company in July 2004. Mr. Thompson is Chairman of the Board of QuoteMedia, Inc., a publicly traded technology company since February 2000. QuoteMedia develops and licenses a variety of data and information applications that deliver real-time and delayed financial data to clients worldwide. Mr. Thompson also is President of Corpus Investments Inc., a private holding company that manages investments in a wide range of enterprises. Since 1994, Mr. Thompson has served as President of BIMSI Marketing Services Inc., a private company that manages the worldwide marketing activities on behalf of suppliers of web-based, human resource management software products used by management consulting firms and larger corporations. He also is Chairman of Selex2 LLC, which provides proprietary performance assessment instruments to the contact center industry and customer relationship management consultants. Mr. Thompson served as a director and Chairman of the Board of C.M. Oliver Inc., a Toronto Stock Exchange traded investment dealer/broker, from 1992 to 2000. Mr. Thompson also is a director of several privately owned corporations and is a member on the Advisory Board of the Canada Arizona Business Council. Mr. Thompson practiced as a Chartered Accountant and Certified Management Consultant from 1962 until 1989. He was a Senior Partner of KPMG (formerly Peat Marwick Mitchell & Co.), Woods Gordon/Clarkson Gordon (Arthur Young & Co.), and Ernst & Whinney.

     Robert H. Thomason founded and has served as Chairman and Chief Executive Officer of First Financial Computer Services, Inc. since 1985. FFCS is a single-source provider of equipment sales, leasing, and maintenance services to the financial services industry. We have entered into a merger agreement with FFCS pursuant to which we will acquire all of the outstanding shares of FFCS. We currently anticipate that the merger will close during the third or fourth quarter of 2004. See "Certain Relationships and Related Transactions."

How are directors compensated?

     During fiscal 2003, we paid our directors $1,000 per regular or special meeting of the Board of Directors that they attended and $250 per committee meeting that they attended. In addition, in April 2004 we issued 380,000 shares of our common stock, valued at the then-current market price of $.03 per share, to each of Donald E. McIntyre, Michael L. Hirschey, and Jerry M. Washburn for their services as directors during 2003. Mr. Washburn is not standing for re-election as a director at the Annual Meeting.

How often did the Board meet during fiscal 2003?

     The Board of Directors met nine times during 2003. The Board of Directors had an Audit Committee during 2003 but that committee did not meet during 2003. Each of our directors other than Thomas Glasgow, who resigned as a director in June 2003, attended at least 75% of the total number of meetings of the Board of Directors held during the period in 2003 in which he was a director.

What committees has the Board established?

     Effective August 1, 2004, our Board of Directors formed an Audit Committee, a Compensation Committee, and a Nominating/Corporate Governance Committee. Donald E. McIntyre and Robert J. Thompson serve as the members of each of these committees. The Board of Directors has determined that each of Mr. Thompson and Mr. McIntyre is "independent" as defined by Nasdaq.

     Audit Committee. The purpose of the Audit Committee is to (a) oversee the accounting and financial reporting processes of our company and audits of our financial statements; (b) provide assistance to the Board of Directors with respect to its oversight of the integrity of our financial statements, our compliance with legal and regulatory requirements, our independent auditor's qualifications and independence, and its oversight of the performance of our independent auditors; and (c) to prepare the report that SEC rules require to be included in the our proxy statement, if required. Mr. Thompson serves as Chair of the Audit Committee. The Board of Directors has determined that Mr. Thompson is an "audit committee financial expert" as defined under Item 401 of Regulation S-B. The Board of Directors has adopted a charter, a copy of which is attached as Appendix A to this proxy statement.

     Compensation Committee. The purpose of the Compensation Committee is to (a) discharge the responsibilities of the Board of Directors relating to our compensation programs and compensation of our executives and directors; and (b) produce an annual report on executive compensation for inclusion in our proxy statement, if required. Mr. McIntyre serves as Chair of the Compensation Committee. The Compensation Committee has adopted a charter, a copy of which is attached as Appendix B to this proxy statement.

     Nominating/Corporate Governance Committee. The purpose of the Nominating/Corporate Governance Committee is to (a) discharge the responsibilities of the Board of Directors relating to our corporate governance programs; (b) identify individuals qualified to become board members and to select, or to recommend that the Board of Directors select, the director nominees for the next annual meeting of stockholders; and (c) oversee the selection and composition of committees of the Board of Directors and, as applicable, oversee management continuity planning processes for our company. Mr. Thompson serves as Chair of the Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committee has adopted a charter, a copy of which is attached as Appendix C to this proxy statement.

                             AUDIT COMMITTEE REPORT


     The entire Board of Directors performed the functions of an audit committee for fiscal 2003. The Board of Directors provides this report to our stockholders:

     The Board of Director's principal function as an audit committee is to oversee the accounting and financial reporting processes of our company and the audits of our financial statements. Our company's management has the primary responsibility for reviewing our financial statements and our reporting process, including our system of internal controls. Our independent public accountants are ultimately accountable to the Board of Directors and are responsible for expressing an opinion on the conformity of our company's audited financial statements with generally accepted accounting principals.

     The Audit Committee reviewed and discussed the audited financial statements of our company for the fiscal year ended December 31, 2003 with our company's management and independent accountants. The Audit Committee discussed with Epstein, Weber & Conover, PC, our independent public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). The Audit Committee also received and reviewed the written disclosures and letter from Epstein, Weber & Conover, PC required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and has discussed that firm's independence with representatives of Epstein, Weber & Conover, PC. Based upon the above review and discussions, the Audit Committee recommended to the Board of Directors the inclusion of the Company's 2003 audited financial statements in our Annual Report on Form 10-KSB for the year ended December 31, 2003, for filing with the SEC.

     Effective August 1, 2004, the Board of Directors appointed an Audit Committee composed of two independent directors to perform the functions described above for fiscal 2004 and thereafter. The Audit Committee Charter, adopted by the Board of Directors, specifies the scope of the Audit Committee's responsibilities and how it should carry out those responsibilities. A copy of the Audit Committee Charter is attached as Appendix A to this proxy statement.


     This report has been furnished by the Board of Directors.


                                                 Donald E. McIntyre
                                                 Michael L. Hirschey
                                                 Robert J. Thompson
                                                 Jerry M. Washburn

                  EXECUTIVE OFFICERS AND EXECUTIVE COMPENSATION

Executive Officers

     Our management team includes the following executive officer, in addition to Donald E. McIntyre, our Chairman of the Board, and Michael L. Hirschey, our Chief Executive Officer, both of whom are named above as directors.


           Name                      Age       Position
           ----                      ---       --------

           Leonard J. Ksobiech        43       Chief Financial Officer

     Leonard J. Ksobiech joined our company in February 2003 and became our Chief Financial Officer in March 2003. Mr. Ksobiech has over twenty years of financial management expertise with companies from the start-up phase to well-established companies having sales in excess of $4 billion. Mr. Ksobiech held senior financial management positions with Vigilant Systems, Inc. from December 2001 until March 2002, and held senior financial management positions with Cooper Software Systems from March 2002 until June 2003. Mr. Ksobiech also served as CFO of TriMark Technologies, Inc. from June 1996 to May 1999. Under the guidance of Mr. Ksobiech, TriMark was acquired by PeopleSoft, Inc. in May 1999 for an amount in excess of $25 million. Mr. Ksobiech began his career in 1983 with the public accounting firm of Ernst & Young and has a BS degree in Accounting from DePaul University. Mr. Ksobiech is a Certified Public Accountant.

Executive Compensation Summary

     The following table sets forth the total compensation we paid to our Chief Executive Officers for the fiscal years ended December 31, 2001, 2002, and 2003. We did not pay any of our other executive officers $100,000 or more during those periods.

                           SUMMARY COMPENSATION TABLE

                                                                                       Long-Term
                                                                                      Compensation
                                                                                          Awards
                                                   Annual Compensation               Restricted Stock
           Name and Principal Position       Year       Salary ($)    Bonus ($)         Award(s)($)
---------------------------------------      ----       ----------    ---------   -----------------
Michael L. Hirschey, Chief Executive         2003        $324,000          $0           $90,000 (1)
   Officer (1)
Jerry M. Washburn, President and             2003        $  9,046 (2)      $0               - -
   Chief Executive Officer (2)               2002        $ 48,000          $0               - -
                                             2001        $ 83,000          $0               - -
-------------------------

(1) Mr. Hirschey became our Chief Executive Officer in March 2003. We do not directly compensate Mr. Hirschey. Instead, we pay fees to Partners Resource Management, LLC, or "PRM," of which Mr. Hirschey is the sole member. The amounts set forth above represent the total amount we paid to PRM during 2003 for providing executive management, sales, finance, and administrative services to our company. In addition, in March 2003 we granted to PRM 9,000,000 shares of our common stock valued at the then-current market price of $.01 per share. The amounts shown above do not reflect Mr. Hirschey's actual compensation from PRM, which may be greater than or less than the amounts shown. As of December 31, 2003, PRM provided the equivalent of nine full-time personnel to our company. In addition to the amounts shown above, in April 2004 we issued to Mr. Hirschey 380,000 shares of common stock, valued at the then-current market price of $.03 per share, for his services as a director of our company during 2003. (2) Mr. Washburn resigned as our President and Chief Executive Officer in February 2003 and is not standing for re-election as a director at the Annual Meeting. In addition to the amounts shown above, in April 2004 we issued to Mr. Washburn 380,000 shares of common stock, valued at the then-current market price of $.03 per share, for his services as a director of our company during 2003.

Compensation Pursuant to Stock Options

     We grant stock options from time to time to officers, key employees, and directors of our company. We did not grant any options during the year ended December 31, 2003.

Year-end Option Values

     The following table provides information on the value of each of our Chief Executive Officer's unexercised options at December 31, 2003. Neither of our Chief Executive Officers exercised any options during 2003.

                          FISCAL YEAR END OPTION VALUES

                                Number of Securities        Value of Unexercised In-the Money
                               Underlying Unexercised                   Options at
                           Options at Fiscal Year-End (#)         Fiscal Year-End($) (1)
                           ------------------------------         ----------------------
Name                         Exercisable Unexercisable          Exercisable Unexercisable
----                         ----------- -------------          ----------- -------------
Michael L. Hirschey              - -            - -                  - -          - -
Jerry M. Washburn (2)          200,000           0                 $2,000         $0
-----------------

(1) Calculated based upon the closing price of our common stock as reported on the Over-the-Counter Bulletin Board on December 31, 2003 of $.04 per share.
(2) Mr. Washburn resigned as our President and Chief Executive Officer in February 2003.

Code of Ethics

     Our Board of Directors currently is in the process of adopting a code of ethics that applies to our principal executive officer and principal financial and accounting officer and to all of our staff.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Michael L. Hirschey became a director of our company in January 2003 and became our Chief Executive Officer in March 2003. During fiscal 2003, we paid fees totaling $324,000 to Partners Resource Management, LLC, for providing executive management, sales, finance, and administrative services to our company. Mr. Hirschey is the sole member of PRM. In addition, during 2003 we granted to PRM 9,000,000 shares of our common stock valued at the then-current market price of $.01 per share. As of December 31, 2003, PRM provided the equivalent of nine full-time personnel to our company. The cash and stock that we pay to Mr. Hirschey do not reflect Mr. Hirschey's compensation from PRM, which may be greater than or less than the compensation we pay to PRM. In July 2004, PRM distributed 4,200,000 shares of our common stock to Mr. Hirschey; 800,000 shares of our common stock to Leonard J. Ksobiech, our Chief Financial Officer; 300,000 shares of our common stock to Donald E. McIntyre, our Chairman of the Board; and an aggregate of 2,675,000 shares of our common stock to other employees and independent contractors of PRM. As a result, PRM now holds 1,025,000 shares of our common stock.

     In June 2004, we entered a definitive merger agreement to acquire all of the outstanding shares of First Financial Computer Services, Inc. from Robert H. Thomason and his wife and two sons. We currently anticipate that the merger will close in the third or fourth quarter of 2004. Upon the closing of the merger, we will issue to Mr. Thomason and his wife and sons (a) cash in the aggregate amount of $1,500,000, (b) 9,500,000 shares of our common stock, and (c) promissory notes in the aggregate principal amount of $1,000,000. In addition, at the closing we will enter into a one-year consulting agreement with Mr. Thomason pursuant to which we will pay compensation of $157,000.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who own more than 10% of a registered class of our equity securities to file reports disclosing ownership and changes in ownership with the Securities and Exchange Commission. Directors, officers, and greater than 10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely upon our review of the copies of such forms that we received during the fiscal year ended December 31, 2003, we believe that each person who at any time during such fiscal year was a director, officer, or beneficial owner of more than 10% of our common stock complied with all Section 16(a) filing requirements during such fiscal year except that (a) on June 16, 2004, Michael L. Hirschey filed a late report on Form 3 with respect to his ownership of our securities as of the date he became an officer and director of our company; and (b) on August 4, 2004, Leonard J. Ksobiech filed a late report on Form 3 with respect to his ownership of our securities as of the date he became an executive officer of our company.

           SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of our common stock as of August 31, 2004, with respect to (a) each of our directors and nominees for director, (b) all of the directors, nominees, and executive officers as a group, and (c) any other person known by us to beneficially own more than five percent of our common stock:

                                                           Shares Beneficially Owned
      Name and Address (1)                                Number(2)        Percent (2)
      --------------------                                ---------        -----------
      Directors, Nominees and Officers:
      --------------------------------
      Donald E. McIntyre                                    930,000             2.3%
      Michael L. Hirschey                                 5,605,000(3)         13.9%
      Robert J. Thompson                                          0               *
      Robert H. Thomason                                  1,050,000(4)          2.6%
      All directors, nominees, and executive officers
        as a group (five persons)                         8,360,000            20.7%

      Non-Management 5% Beneficial Owners:
      ------------------------------------
      Jerry M. Washburn                                   3,980,000(5)          9.9%
      William B. Meger                                    3,085,772             7.7%

-----------------------------
* Less than 1% of the outstanding common stock.

(1) The address of each such person is c/o OneSource Technologies, Inc., 15730 North 83rd Way, Suite 104, Scottsdale, Arizona 85260.
(2)  Based on 40,292,623 shares outstanding as of August 31, 2004.
(3) Includes 1,025,000 shares of common stock held by Partners Resource Management, LLC, of which Mr. Hirschey is the sole member.
(4) We are parties to a merger agreement pursuant to which we will issue to Mr. Thomason and his wife and two sons an aggregate of 9,500,000 shares of our common stock. See "Certain Relationships and Related Transactions."
(5)  Includes options to acquire 200,000 shares of common stock.

Equity Compensation Plan Information

     We have a Long-Term Incentive Plan under which 1,000,000 shares of our common stock are reserved for issuance to employees. The Long-Term Incentive Plan was approved by our stockholders. From time to time we also grant options or shares of restricted stock to our officers and directors without the need for stockholder approval. The following table sets forth certain information regarding outstanding options and shares reserved for issuance under our equity compensation plans as of December 31, 2003.

                                                                                                 Number of shares
                                          Number of shares to be                             remaining available for
                                           issued upon exercise       Weighted-average        future issuance under
                                              of outstanding          exercise price of     equity compensation plans
                                           options, warrants and    outstanding options,        (excluding shares
Plan                                              rights             warrants and rights     reflected in column (a))
Category                                            (a)                      (b)                         (c)
----------------------------------       -----------------------    --------------------    -------------------------
Equity compensation plans approved
  by stockholders:                                315,000                   $.03                     445,000

Equity compensation plans not
 approved by stockholders:
 Various options granted to directors           2,000,000                   $.03                           0
            and officers (1)

-----------------------------

(1) The options were fully vested upon grant and have a three-year term from the date of grant.

         PROPOSALS NO. 2 THROUGH 4: AMENDMENTS TO AND RESTATEMENT OF OUR
                          CERTIFICATE OF INCORPORATION

     Our Board of Directors has unanimously approved two proposals to amend our Certificate of Incorporation, as amended, or "Certificate." The Board of Directors also has approved a proposal to amend and restate our Certificate in its entirety to incorporate the other amendments to the Certificate, if any, that are approved by the stockholders at the Annual Meeting, to amend or eliminate certain existing provisions in the certificate, and to provide one integrated document in order to avoid confusion with previous amendments. Following the stockholder approval of the three proposed amendments, we intend to file our First Amended and Restated Certificate of Incorporation, or "Amended and Restated Certificate," substantially in the form set forth as Appendix D to this Proxy Statement, which assumes that all three proposed amendments have been adopted by the stockholders. If fewer than all three proposed amendments are approved by the stockholders, we intend to file an Amended and Restated Certificate reflecting those amendments that have been approved by the stockholders. The Board of Directors unanimously recommends a vote "FOR" approval and adoption of the three proposed amendments to, and restatement of, our Certificate.

     A description of each of the three proposals is set forth below. The descriptions are a summary only and are qualified in their entirety by reference to the text of such amendments as set forth in the proposed Amended and Restated Certificate, which will be substantially as set forth in Appendix D to this Proxy Statement. The text of the proposed Amended and Restated Certificate in Appendix D is subject to revision if any of the three proposals as set forth below is not approved by the stockholders.

Background

     Our original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware under the name "LW Global (U.S.A.), Inc." Since our incorporation, we have filed four Certificates of Amendment that amended our Certificate, as follows:

o Amendment filed on January 16, 1997, to (a) authorize 1,000,000 shares of serial preferred stock; (b) require holders of a majority of our outstanding common stock to approve any amendments to our Bylaws that are to be approved by stockholders; (c) require our Board of Directors to make reasonable rules regarding the inspection of our books by stockholders or their representatives; (d) set the quorum for a meeting of our stockholders at one-third of the shares entitled to vote at the meeting; (e) require the affirmative vote of 50.01% or our outstanding common stock to approve all matters to be voted upon by the stockholders; (f) provide that no contract or other transaction between our company and another person or entity will be affected by the fact that a director or officer of our company is or will be a party to the transaction; and (g) eliminate the personal liability of our directors or officers to our company or stockholders, to the fullest extent permitted by law.

o Amendment filed on July 28, 1997, to change our corporate name to "Micor Technologies, Inc."

o Amendment filed on August 22, 1997, to change our name to "OneSource Technologies, Inc."

o Amendment filed on May 17, 2001, to increase our authorized common stock from 20,000,000 shares to 50,000,000. Upon a review of our Certificate, we determined that this amendment inadvertently eliminated the previous authorization of 1,000,000 shares of serial preferred stock.

     Our Board of Directors has determined that several of the provisions of the Certificate are difficult to interpret, which may lead to confusion or a lack of clarity with respect to the rights and obligations of our stockholders in certain circumstances. In addition, the Board of Directors determined that certain provisions in the Certificate are not appropriate for or may be unduly burdensome on a publicly traded company. The Board of Directors therefore determined that it is in the best interests of our company and our stockholders to amend and restate our Certificate, as described below.

Proposal to Increase the Number of Shares of Common Stock Authorized for
Issuance

     Our Certificate currently authorizes a maximum of 50,000,000 shares of common stock for issuance by our company. We propose to increase the number of shares of common stock authorized for issuance from 50,000,000 shares to a maximum of 100,000,000 shares. The proposed increase in the number of shares authorized for issuance recognizes the growth of our operations and the increase in the number of outstanding shares of our common stock as a result of (i) various private offerings of common stock; (ii) the issuance of shares of common stock in connection with various acquisitions; (iii) the issuance of shares of common stock for services rendered to our company; and (iv) the issuance of shares of common stock in connection with the settlement of threatened and actual litigation. As a result of these issuances, as of the record date there were 40,292,623 shares of common stock outstanding. Approximately 2,315,000 additional shares of common stock currently are issuable upon exercise of outstanding employee stock options. In addition, we anticipate that we will issue an additional 9,500,000 shares of common stock upon the closing of our acquisition of First Financial Corporate Services, Inc. See "Certain Relationships and Related Transactions." As a result, an aggregate of 52,107,623 shares of common stock currently are outstanding or issuable, which exceeds the 50,000,000 shares of common stock currently authorized for issuance under our Certificate.

     The proposed increase in the number of shares of common stock authorized for issuance will provide our company with the flexibility necessary to enable it to (a) raise additional capital through one or more public offerings or private placements of shares of common stock or options, warrants, convertible debt, convertible preferred stock, or other securities exercisable or convertible into shares of common stock; (b) acquire additional assets or businesses by using shares of common stock for a portion or all of the consideration paid to the sellers; (c) repay existing indebtedness by issuing shares of common stock in lieu of cash; (d) attract and retain directors, officers, and key employees and motivate such persons to exert their best efforts on behalf of our company by issuing options to acquire shares of common stock; or (e) effect stock splits in the form of a stock dividend or otherwise to make stock dividends to existing shareholders. The Board of Directors believes that the number of shares of common stock currently authorized for issuance is not adequate to provide a sufficient number of shares for transactions such as those described above as and when they may arise in the future. The Board of Directors also believes that the proposed increase in the number of authorized shares of common stock could be an important factor in our ability to raise capital and to acquire significant amounts of new assets in the future. Accordingly, the Board of Directors believes that the proposed amendment to the Certificate is appropriate and in the best interests of the company and its stockholders generally.

     Upon approval of the proposed amendment to the Certificate and filing of the Amended and Restated Certificate with the Delaware Secretary of State, the authorized shares of common stock will be available for issuance by action of the Board of Directors for any reasons described above or for any other corporate purpose. The authorized shares of common stock in excess of those issued will be available for issuance at such times and for such corporate purposes as the Board of Directors may deem advisable, without further action by our stockholders, except as may be required by applicable law or by the rules of any stock exchange or national securities association trading system on which the common stock may be listed or traded in the future. Upon issuance, such shares will have the same rights as the outstanding shares of common stock. Holders of common stock have no preemptive rights.

     We have no arrangements, agreements, understandings, or plans at the present time for the issuance or use of the additional shares of common stock proposed to be authorized. The Board of Directors does not intend to issue any common stock except on terms that the directors deem to be in the best interests of our company and its then-existing stockholders. Any future issuance of common stock will be subject to the rights and preferences of holders of outstanding shares of any preferred stock that we may issue in the future.

     Although we have no present intention to issue shares of common stock in the future in order to make acquisition of control of our company more difficult, future issuances of common stock could have that effect. For example, we could discourage the acquisition of shares of our common stock by an entity in order to acquire control of our company through the public or private issuance of additional shares of common stock since such issuance would dilute the stock ownership of the acquiring entity. We also could issue shares of common stock to existing stockholders as a dividend or through private placements to purchasers who might side with the Board of Directors in opposing a takeover bid, thus discouraging such a bid.

Proposal to Authorize Serial Preferred Stock

     As described above, our Certificate currently authorizes the issuance of 50,000,000 shares of common stock, but does not authorize the issuance of any shares of serial preferred stock. The Board of Directors has therefore approved a proposal to amend our Certificate to authorize the issuance of 5,000,000 shares of serial preferred stock.

     Our Board of Directors believes that, in certain instances, it would be advantageous to our company and its stockholders to have the flexibility to issue shares of serial preferred stock instead of common stock or debt securities in order to raise capital, make acquisitions, or for other purposes. We recognize that we may not be able to issue additional shares of common stock at certain times as a result of market conditions or lack of market demand. We also may not be able to, and we do not desire to, raise the entire amount of funds needed to operate and expand our company from additional borrowings. Our Board of Directors believes that the ability to issue one or more series of preferred stock would provide a new source of capital and enhance our ability to make acquisitions.

     The proposed amendment to our Certificate would authorize the Board of Directors to approve the issuance of one or more series of serial preferred stock and to establish the terms for such serial preferred stock as the Board of Directors may deem appropriate. No further stockholder approval would be required for the authorization and issuance of such serial preferred stock unless otherwise required by applicable laws or by the rules of a stock exchange or trading market on which our securities may be traded in the future. As described below, those terms may include preferential dividend rights, voting rights, and liquidation rights. The Board of Directors believes that this flexibility is necessary in order to enable it to tailor the specific terms of any series of serial preferred stock that may be issued to meet market conditions and financing or acquisition opportunities as they arise without the expenses, delay, and uncertainty that may be encountered in calling a meeting of our stockholders to approve the terms of any specific series of serial preferred stock. The Board of Directors also believes that, as a practical matter in today's financial markets, it seldom is practicable to delay potential issuances of serial preferred stock for the period that would be necessary to obtain stockholder approval of any particular series of serial preferred stock.

     The Board of Directors will have broad discretion with respect to designating and establishing the terms of each series of serial preferred stock prior to its issuance. Under the proposed amendment, the Board of Directors will have authority to set the dividend rate, if any, time of payment, and whether dividends are cumulative on any shares of serial preferred stock. As a result, the holders of serial preferred stock may receive payment of dividends from our company at times when no dividends are paid on our common stock or the amount of any dividends paid on our common stock is lower than the amount paid on such serial preferred stock. The Board of Directors also will have authority to determine whether any shares of serial preferred stock will have voting rights in addition to the voting rights provided by law and, if so, the extent of such rights, including the right to elect one or more members of our Board of Directors at all times or upon non-payment of dividends for a specified period of time. Under the proposed amendment, the Board of Directors also will have authority to determine

o whether shares of a series will be redeemable and, if so, the redemption price, sinking fund provisions, and other terms and conditions for redemption;

o whether shares of a series will be convertible into or exchangeable for shares of common stock or any other preferred stock and, if so, the terms and conditions of such conversion or exchange; and

o the liquidation rights of such shares in the event of liquidation, dissolution, or winding up of our company, which may be prior in right of payment to the rights of holders of common stock.

     Our company currently does not have any plans to issue shares of serial preferred stock. The Board of Directors believes, however, that the ability to issue serial preferred stock may be helpful in structuring financings or acquisitions in the future for the reasons described above.

     In deciding whether to issue additional shares of common stock or shares of serial preferred stock, the Board of Directors will carefully consider the terms of such capital stock and the effect of the issuance on the operating results of our company and its existing stockholders. With the exception of stock dividends, issuances of common stock or one or more series of serial preferred stock may result in dilution to existing stockholders. In addition, issuance of common stock or serial preferred stock could be used to discourage or make more difficult a business combination or an attempt to obtain control of our company that is not approved by our Board of Directors, even when those attempts may be in the best interests of some or all of our stockholders. The Board of Directors did not propose this amendment for the purpose of discouraging mergers, tender offers, proxy contests or other changes in control of our company and we are not aware of any specific effort to accumulate our common stock or to obtain control of our company by means of a merger, tender offer, solicitation, or otherwise.

Proposal to Amend and Restate Our Certificate in its Entirety

         The Board of Directors has approved the amendment and restatement of our Certificate in order to (a) incorporate the other amendments to the Certificate, if any, that are approved by our stockholders at the Annual Meeting, (b) amend or eliminate certain existing provisions in the Certificate, and (c) provide an integrated document in order to avoid confusion with previous amendments. The following discussion summarizes the significant changes to our Certificate that will be effected by the proposed amendment and restatement.

o Our Certificate currently provides that (a) our company will be managed by our Board of Directors, (b) the size of our Board of Directors will be fixed in the manner provided in our Bylaws, and (c) written ballots are not required for the election of directors. The Amended and Restated Certificate retains these provisions, but with revised wording.

o Our Certificate currently provides that our Bylaws may be amended by our Board of Directors or stockholders, except that any amendment by our stockholders must be approved by holders of a majority of our issued and outstanding voting stock. The Amended and Restated Certificate retains these provisions, but with revised wording.

o Our Certificate currently provides that an amendment to our Certificate or Bylaws that would create a staggered Board of Directors must be adopted by our stockholders. The Amended and Restated Certificate does not include this provision because Section 141(d) of the Delaware General Corporation Law, or "GCL," already requires that our stockholders must adopt such an amendment.

o Our Certificate currently includes certain provisions pertaining to our stockholders' rights to notice of and to vote at meetings of stockholders. The Amended and Restated Certificate does not include these provisions because various provisions in the GCL adequately provide for such matters.

o Our Certificate currently requires our Board of Directors to make reasonable rules to determine the times, places, and conditions under which stockholders or their representatives may inspect our corporate books. The Amended and Restated Certificate does not include these provisions because various provisions in the GCL adequately provide for such matters.

o Our Certificate currently provides that holders of shares entitled to one-third of the vote at the meeting of our stockholders constitutes a quorum at the meeting. The Amended and Restated Certificate retains these provisions, but with revised wording.

o Our Certificate currently provides that all acts of our stockholders must be approved by holders of 50.01% of our outstanding common stock. The Amended and Restated Certificate does not include this provision. As a result, Section 216 of the GCL will determine the vote required for stockholder approval of various matters. Section 216 provides that, except as otherwise may be required by the GCL, our Amended and Restated Certificate, or our Bylaws,

     - in all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at a meeting and entitled to vote on the subject matter will be the act of the stockholders;

     - directors will be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors; and

     - where a separate vote by a class or series or classes or series of our stock is required, the affirmative vote of the majority of shares of such class or series or classes or series present in person or represented by proxy at the meeting will be the act of such class or series or classes or series.

o Our Certificate currently provides that no contract or other transaction between our company and another person or entity will be affected by the fact that a director or officer of our company is or will be a party to the transaction. The Amended and Restated Certificated does not include these provisions because Section 144 of the GCL adequately provides for such matters.

o Our Certificate currently provides that, to the fullest extent permitted by law, no director or officer of our company will be personally liable to our company or our stockholders for damages for breach of any duty owed to our company or stockholders. The Amended and Restated Certificate retains these provisions with respect to directors, but with revised wording. The Amended and Restated Certificate does not include these provisions with respect to officers, however, because the GCL does not provide a means to include a provision in our certificate of incorporation that will eliminate such liability with respect to officers.

o Our Certificate currently requires us to indemnify, to the fullest extent permitted by Section 145 of the GCL, any and all persons that our company has the power to indemnify from and against certain liabilities and expenses. The Amended and Restated Certificate has similar provisions, but with revised wording.

o Our Certificate currently provides that Section 203 of the GCL, which limits certain business combinations with interested stockholders, does not apply to our company. The Amended and Restated Certificate retains this provision.

o Our Certificate currently reserves to our company the right to amend, alter, change or repeal any of the provisions contained in the Certificate. The First Amended and Restated Certificate retains these provisions, but with revised wording.

o As noted above, the Amended and Restated Certificate provides an integrated document in order to avoid confusion with previous amendments.

Vote Required; Effective Date of Amendments

     The affirmative vote of the holders of a majority of our common stock issued and outstanding as of the record date and entitled to vote at the Annual Meeting will be required to approve each of the foregoing amendments to our Certificate. Because approval of the amendments to our Certificate require the affirmative vote of holders of a majority of the shares of our common stock outstanding and entitled to vote thereon, abstentions and broker non-votes will have the same effect as votes cast against a proposal at the Annual Meeting.

     If the holders approve the proposed amendments, they will become effective upon the filing of the Amended and Restated Certificate with the Secretary of State of the State of Delaware. Assuming our holders approve the proposed amendments, we intend to file the Amended and Restated Certificate as soon as practicable after the Annual Meeting.

     If, in the judgment of the Board of Directors, any circumstances exist that would make any or all of the amendments inadvisable then, notwithstanding approval of the proposed amendments by the stockholders, the Board of Directors may abandon some or all of the amendments, either before or after approval of the proposed amendments by the stockholders and at any time prior to the filing of the Amended and Restated Certificate. Under Delaware law, stockholders will not be entitled to appraisal rights with respect to the proposed amendments to our Certificate.

       PROPOSAL NO. 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     Our Audit Committee has appointed Epstein, Weber & Conover, PLC, independent public accountants, to audit our consolidated financial statements for the fiscal year ending December 31, 2004, and recommends that the stockholders vote in favor of the ratification of such appointment. In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection. Even if the appointment is ratified, the Audit Committee, in its discretion, may select a different independent accounting firm to audit our financial statements if the committee determines that such a change would be in the best interests of our company and its stockholders. We anticipate that representatives of Epstein, Weber & Conover, PLC will be present at the meeting. These representatives will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions.

Audit Fees

     Audit fees billed to us by Epstein, Weber & Conover, PC for the audit of our consolidated financial statements included in our Annual Report on Form 10-KSB and the review of the consolidated financial statements included in our quarterly reports on Form 10-QSB for fiscal 2002 and 2003 totaled $24,670 for 2002 and $25,807 for 2003.

Audit-Related Fees

     Audit-related fees billed to us by Epstein, Weber & Conover, PC totaled $22,550 for 2002 and $23,232 for 2003. Audit-related services were for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements (for example, consultations regarding the appropriate accounting treatment for certain transactions, and for consultations regarding the appropriate application of certain accounting standards), but are not reported under "Audit Fees" above.

Tax Fees

     Tax fees billed to us by Epstein, Weber & Conover, PC for professional services rendered for tax compliance, tax advice, and tax planning (for example, preparation and filing of our Federal and state income tax returns) totaled $2,120 for 2002 and $2,168 for 2003.

All Other Fees

     Other fees billed to us by Epstein, Weber & Conover, PC totaled $407 for 2002. There were no other fees billed to us by Epstein, Weber & Conover, PC with respect to 2003.

     Our Board of Directors approved all audit and non-audit services described above and provided by our independent accountants prior to the accountant being engaged by us to perform such services, and our Board of Directors approved 100% of the services provided as described under "Audit-Related Fees" and "Tax Fees," above. The Board of Directors has considered and believes that the provision of these non-audit services to us by Epstein, Weber & Conover, PC was compatible with maintaining Epstein, Weber & Conover, PC's independence. In the future, our Audit Committee (a) will approve all audit and non-audit services to be provided by our independent accountants prior to the accountant being engaged to perform such services, (b) will approve any services that may be described under "Audit-Related Fees" and "Tax Fees," and (c) will consider whether the provision of such non-audit services is compatible with maintaining the independence of our independent accountants.

Vote Required

     The affirmative vote of holders of a majority of our common stock issued and outstanding as of the record date and entitled to vote at the Annual Meeting will be required to ratify the appointment of Epstein, Weber & Conover, PC to audit our financial statements for the year ending December 31, 2004. The Board of Directors recommends a vote "FOR" approval of the proposal to ratify the appointment of Epstein, Weber & Conover, PC as our independent auditors for the year ending December 31, 2004.

                    SHAREHOLDER PROPOSALS AND COMMUNICATIONS

     To be considered for inclusion in our proxy materials relating to our 2005 Annual Meeting, shareholder proposals must be received at our principal executive offices by [________], 2005, which is 120 calendar days prior to the anniversary of the mailing date for this year's proxy materials. All shareholder proposals must be in compliance with applicable laws and regulations, including Rule 14a-8 under the Exchange Act, in order to be considered for possible inclusion in the proxy statement and form of proxy for the 2005 Annual Meeting.


     We do not have a formal process for our security holders to send communications to our Board of Directors because we are a small company with a small Board of Directors. Security holders who wish to contact our Board of Directors may do so in writing to the following address: Board of Directors, c/o OneSource Technologies, Inc., 15730 North 83rd Way, Suite 104, Scottsdale, Arizona 85260. All correspondence received will be forwarded to our Board of Directors.


                                  OTHER MATTERS


     As of the date of this Proxy Statement, our Board of Directors does not intend to present at the Annual Meeting any matters other than those described herein and does not presently know of any matters that will be presented by other parties. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holders.


                                         OneSource Technologies, Inc.

                                         /s/ Donald McIntyre
                                         ----------------------------
                                         Donald McIntyre
                                         Chairman of the Board



           , 2004

                                   APPENDIX A
                                   ----------

                          OneSource Technologies, Inc.

                             AUDIT COMMITTEE CHARTER
                             -----------------------

Purpose

     The purpose of Audit Committee (the "Committee") shall be as follows:

     1. To oversee the accounting and financial reporting processes of OneSource Technologies, Inc. ("Company") and audits of the financial statements of the Company.

     2. To provide assistance to the Board of Directors with respect to its oversight of:

          (a)  The integrity of the Company's financial statements;

          (b)  The Company's compliance with legal and regulatory requirements;

          (c)  The independent auditor's qualifications and independence; and

          (d) The performance of the Company's internal audit function, if any, and independent auditors.

     3. To prepare the report that SEC rules require be included in the Company's annual proxy statement, if required.

Composition

     The Committee shall consist of one or more members of the Board of Directors, each of who is determined by the Board of Directors to be "independent" under the rules of the Sarbanes-Oxley Act.

Qualifications

     All members of the Committee shall be able to read and understand fundamental financial statements (or be able to do so within a reasonable period of time after his or her appointment) and at least one member must be a "financial expert" under the requirements of the Sarbanes-Oxley Act. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or by an outside consultant.

Compensation

     No member of the Committee shall receive compensation other than (1) Director's fees for service as a Director of the Company, including reasonable compensation for serving on the Committee and regular benefits that other Directors receive; and (2) a pension or similar compensation for past performance, provided that such compensation is not conditioned on continued or future service to the Company.

Appointment and Removal

     The members of the Committee shall be appointed by the Board of Directors and shall serve until such member's successor is duly elected and qualified or until such member's earlier resignation or removal. The members of the Committee may be removed, with or without cause, by a majority vote of the Board of Directors.

Chairman

     Unless a Chairman is elected by the full Board of Directors, the members of the Committee shall designate a Chairman by the majority vote of the full Committee membership. The Chairman will chair all regular sessions of the Committee and set the agendas for Committee meetings.

Delegation to Subcommittees

     In fulfilling its responsibilities, the Committee shall be entitled to delegate any or all of its responsibilities to a subcommittee of the Committee.

Meetings

     The Committee shall meet as frequently as circumstances dictate. As part of its goal to foster open communication, the Committee shall periodically meet separately with each of management, the Director of the internal auditing department, if any, and the independent auditors to discuss any matters that the Committee or any of these groups believe would be appropriate to discuss privately. In addition, the Committee should meet with the independent auditors and management periodically to review the Company's financial statements in a manner consistent with that outlined in this Charter. The Chairman of the Board or any member of the Committee may call meetings of the Committee. All meetings of the Committee may be held telephonically.

     All non-management Directors who are not members of the Committee may attend meetings of the Committee, but may not vote. In addition, the Committee may invite to its meetings any Director, member of management of the Company, and such other persons as it deems appropriate in order to carry out its responsibilities. The Committee may also exclude from its meetings any persons it deems appropriate in order to carry out its responsibilities.

Duties and Responsibilities

     The Committee shall carry out the duties and responsibilities set forth below. These functions should serve as a guide with the understanding that the Committee may determine to carry out additional functions and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory, legal, or other conditions. The Committee shall also carry out any other duties and responsibilities delegated to it by the Board of Directors from time to time related to the purposes of the Committee outlined in this Charter. The Committee may perform any functions it deems appropriate under applicable law, rules, or regulations, the Company's by-laws, and the resolutions or other directives of the Board, including review of any certification required to be reviewed in accordance with applicable law or regulations of the SEC.

     In discharging its oversight role, the Committee is empowered to study or investigate any matter of interest or concern that the Committee deems appropriate. In this regard, the Committee shall have the authority to retain, without seeking Board approval, outside legal, accounting, or other advisors for this purpose, including the authority to approve the fees payable to such advisors and any other terms of retention.

     The Committee shall be given full access to the Company's internal audit department, if any, Board of Directors, corporate executives, and independent accountants as necessary to carry out these responsibilities. While acting within the scope of its stated purpose, the Committee shall have all the authority of the Board of Directors, except as otherwise limited by applicable law.

     Notwithstanding the foregoing, the Committee is not responsible for certifying the Company's financial statements or guaranteeing the auditor's report. The fundamental responsibility for the Company's financial statements and disclosures rests with management and the independent auditors. It also is the job of the CEO and senior management rather than that of the Committee to access and manage the Company's exposure to risk.

Documents/Reports Review

1. Discuss with management and the independent auditors prior to public dissemination the Company's annual audited financial statements and quarterly financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" and discuss with the independent auditors of the matters required to be discussed by Statement of Auditing Standards No. 61.

2. Discuss with management and the independent auditors prior to the Company's filing of any quarterly or annual report (a) whether any significant deficiencies in the design or operation of internal controls exist that could adversely affect the Company's ability to record, process, summarize, and report financial data; (b) the existence of any material weaknesses in the Company's internal controls; and (c) the existence of any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls.

3. Discuss with management and the independent auditors the Company's earnings press releases (paying particular attention to the use of any "pro forma" or "adjusted" non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies. The Committee's discussion in this regard may be general in nature (i.e., discussion of the types of information to be disclosed and the type of presentation to be made) and need not take place in advance of each earnings release or each instance in which the Company may provide earnings guidance.

4. Discuss with management and the independent auditors the Company's major financial risk exposures, the guidelines and policies by which risk assessment and management is undertaken, and the steps management has taken to monitor and control risk exposure.

Independent Auditors

1. Retain and terminate independent auditors and have the sole authority to approve all audit engagement fees and terms as well as all non-audit engagements with the independent auditors.

2. Inform each public accounting firm performing work for the Company that such firm shall report directly to the Committee.

3. Oversee the work of any public accounting firm employed by the Company, including the resolution of any disagreement between management and the auditor regarding financial reporting, for the purpose of preparing or issuing an audit report or related work.

4. Approve in advance any significant audit or non-audit engagement or relationship between the Company and the independent auditors, other than "prohibited nonauditing services," as may be specified in the Sarbanes-Oxley Act of 2002 or applicable laws or regulations.

5. Review, at least annually, the qualifications, performance, and independence of the independent auditors. In conducting its review and evaluation, the Committee should:

     (a) At least annually obtain and review a report by the Company's independent auditor describing (i) the auditing firm's internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues; and (iii) to assess the auditor's independence, all relationships between the independent auditor and the Company;

     (b) Ensure the rotation of the lead audit partner at least every five years, and consider whether there should be regular rotation of the audit firm itself;

     (c) Confirm with any independent auditor retained to provide audit services for any fiscal year that the lead (or coordinating) audit partner (having primary responsibility for the audit), or the audit partner responsible for reviewing the audit, has not performed audit services for the Company in each of the five previous fiscal years of the Company; and

     (d) Take into account the opinions of management and the Company's internal auditors (or other personnel responsible for the internal audit function).

Financial Reporting Process

     1. In consultation with the independent auditors, management, and the internal auditors, review the integrity of the Company's financial reporting processes, both internal and external. In that connection, the Committee should obtain and discuss with management and the independent auditor reports from management and the independent auditor regarding (a) all critical accounting policies and practices to be used by the Company and the related disclosure of those critical accounting policies under "Management's Discussion and Analysis of Financial Condition and Results of Operations"; (b) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including all alternative treatments of financial information within generally accepted accounting principles that have been discussed with the Company's management, the ramifications of the use of the alternative disclosures, and treatments, and the treatment preferred by the independent auditor; (c) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles; (d) major issues as to the adequacy of the Company's internal controls and any specific audit steps adopted in light of material control deficiencies; (e) issues with respect to the design and effectiveness of the Company's disclosure controls and procedures, management's evaluation of those controls and procedures, and any issues relating to such controls and procedures during the most recent reporting period; (f) the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the financial statements of the Company; and (g) any other material written communications between the independent auditor and the Company's management.

     2. Review periodically the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

     3. Review with the independent auditor any audit problems or difficulties encountered and management's response thereto. In this regard, the audit committee must regularly review with the independent auditor (a) any audit problems or other difficulties encountered by the auditor in the course of the audit work, including any restrictions on the scope of the independent auditor's activities or on access to requested information, and any significant disagreements with management and (b) management's responses to such matters. Without excluding other possibilities, the Committee may wish to review with the independent auditor (i) any accounting adjustments that were noted or proposed by the auditor but were "passed" (as immaterial or otherwise), (ii) any communications between the audit team and the audit firm's national office respecting auditing or accounting issues presented by the engagement, and (iii) any "management" or "internal control" letter issued, or proposed to be issued, by the independent auditor to the Company.

     4. Review and discuss with the independent auditor the responsibilities, budget, and staffing of the Company's internal audit function.

Legal Compliance/General

     1. Review periodically, with the Company's counsel, any legal matter that could have a significant impact on the Company's financial statements.

     2. Discuss with management and the independent auditors the Company's guidelines and policies with respect to risk assessment and risk management. The Committee should discuss the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

     3. Set clear hiring policies for employees or former employees of the independent auditors. At a minimum, these policies should provide that any public accounting firm may not provide audit services to the Company if the CEO, controller, CFO, chief accounting officer, or any person serving in an equivalent position for the Company was employed by the public accounting firm and participated in any capacity in the audit of the Company within one year of the initiation of the current audit.

     4. Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Reports

     1. Prepare all reports required to be included in the Company's proxy statement, pursuant to and in accordance with applicable rules and regulations of the SEC.

     2. Report regularly to the full Board of Directors. In this regard, the audit committee should review with the full board any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent auditors, or the performance of the internal audit department, if any.

     3. The Committee shall provide such recommendations as the Committee may deem appropriate. The report to the Board of Directors may take the form of an oral report by the Chairman or any other member of the Committee designated by the Committee to make such report.

     4. Maintain minutes or other records of meetings and activities of the Committee.

Limitation of Audit Committee's Role

     With respect to the foregoing responsibilities and processes, the Committee recognizes that the Company's financial management, including its internal audit staff, if any, as well as the independent auditors has more time, knowledge, and detailed information regarding the Company than do Committee members. Consequently, in discharging its oversight responsibilities, the Committee will not provide or be deemed to provide any expertise or special assurance as to the Company's financial statements or any professional certification as to the independent auditors' work.

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor. It also is not the duty of the Committee to conduct investigations or to assure compliance with laws and regulations and the Company's internal policies and procedures.


     Last Revision Date: Aug 1, 2004

                                APPENDIX B
                                ----------

                          OneSource Technologies, Inc.

                         COMPENSATION COMMITTEE CHARTER
                         ------------------------------

Purpose

     The purpose of the Compensation Committee (the "Committee") shall be as follows:

     1. To discharge the responsibilities of the Board of Directors relating to the OneSource Technologies, Inc.'s ("Company") compensation programs and compensation of the Company's executives; and

     2. To produce an annual report on executive compensation for inclusion in the Company's annual proxy statement in accordance with applicable rules and regulations of the Securities and Exchange Commission (the "SEC"), and other regulatory bodies.

Composition

     The Committee shall consist of one or more members of the Board of Directors, each of who is determined by the Board of Directors to be "independent" under the rules of the Sarbanes-Oxley Act.

Appointment and Removal

     The members of the Committee shall be appointed by the Board of Directors and shall serve until such member's successor is duly elected and qualified or until such member's earlier resignation or removal. The members of the Committee may be removed, with or without cause, by a majority vote of the Board of Directors.

Chairman

     Unless a Chairman is elected by the full Board of Directors, the members of the Committee shall designate a Chairman by majority vote of the full Committee membership. The Chairman will chair all regular sessions of the Committee and set the agendas for Committee meetings.

Delegation to Subcommittees

     In fulfilling its responsibilities, the Committee shall be entitled to delegate any or all of its responsibilities to a subcommittee of the Committee.

Meetings

     The Committee shall meet as frequently as circumstances dictate. The Chairman of the Board or any member of the Committee may call meetings of the Committee.

     As part of its review and establishment of the performance criteria and compensation of designated key executives, the Committee should meet separately at least on an annual basis with the CEO and any other corporate officers as it deems appropriate. However, the Committee should also meet from time to time without such officers present, and in all cases, such officers shall not be present at meetings at which their performance and compensation are being discussed and determined. All meetings of the Committee may be held telephonically.

     All non-management Directors who are not members of the committee may attend meetings of the Committee, but may not vote. In addition, the Committee may invite to its meetings any Director, member of management of the Company, and such other persons as it deems appropriate in order to carry out its responsibilities. The Committee may also exclude from its meetings any persons it deems appropriate in order to carry out its responsibilities.

Duties and Responsibilities

     The Committee shall carry out the duties and responsibilities set forth below. These functions should serve as a guide with the understanding that the Committee may determine to carry out additional functions and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory, legal, or other conditions. The Committee shall also carry out any other responsibilities and duties delegated to it by the Board of Directors from time to time related to the purposes of the Committee outlined in this Charter.

     In discharging its oversight role, the Committee is empowered to study or investigate any matter of interest or concern that the Committee deems appropriate and shall have the sole authority to retain, without seeking Board approval outside counsel or other experts for this purpose, including the authority to approve the fees payable to such counsel or experts and any other terms of retention.

Setting Compensation for Executive Officers and Directors

1.   Establish and review the overall compensation philosophy of the Company.

2. Review and approve the Company's corporate goals and objectives relevant to CEO and other executive officers' compensation, including annual performance objectives.

3. Evaluate the performance of the CEO and other executive officers in light of those goals and objectives and, based on such evaluation, review and establish the annual salary, bonus, stock options, and other benefits, direct and indirect, of the CEO and other executive officers.

4. In determining the long-term incentive component of compensation for the CEO and other executive officers, the Committee should consider the Company's performance and relative shareholder return, the value of similar incentive awards to CEOs and other executive officers at comparable companies, and the awards give to the Company's CEO and other executive officers in past years. The Committee is not precluded from approving awards (with the ratification of the Board of Directors) as may be required to comply with applicable tax laws, such as Rule 162(m).

5.   In connection with executive compensation programs:

     (a)  Review and approve executive compensation programs;

     (b) Review on a periodic basis the operations of the Company's executive compensation programs to determine whether they are properly coordinated and achieving their intended purposes;

     (c) Establish and periodically review polities for the administration of executive compensation programs; and

     (d) Take steps to modify any executive compensation program that yields payments and benefits that are not reasonably related to executive and corporate performance.

6. Establish and periodically review policies in the area of senior management perquisites.

7. Consider policies and procedures pertaining to expense accounts of senior executives.

8. Review and recommend to the full Board of Directors compensation of Directors as well as Director's and officer's indemnification and insurance matters.

9. Review approve, any contracts or other transactions with current or former executive officers of the Company, including consulting arrangements, employment contracts, change-in-control, severance, or termination arrangements, and loans to employees made or guaranteed by the Company.

Incentive and Equity-Based Compensation Plans

1.   Review and approve all equity compensation plans.

2. Review and make recommendations to the Board of Directors with respect to the Company's incentive-compensation plans and equity-based plans, and review the activities of the individuals responsible for administering those plans.

3. Review and approve all awards of shares or share options pursuant to the Company's equity-based plans.

4. Monitor compliance by executives with the rules and guidelines of the Company's equity-based plans.

5.   Review and monitor employee pension, profit sharing, and benefit plans.

6. Select, retain, and/or replace, as needed, compensation and benefits consultants and other outside consultants to provide independent advice to the Committee. In that connection, in the event the Committee retains a compensation consultant, the Committee shall have the sole authority to approve such consultant's fees and other retention terms.

Reports

7. Prepare an annual report on executive compensation for inclusion in the Company's proxy statement in accordance with applicable rules, if required.

8. Report regularly to the Board of Directors with respect to matters that are relevant to the Committee's discharge of its responsibilities and with respect to such recommendations as the Committee may deem appropriate. The report to the Board of Directors may take the form of an oral report by the Chairman or any other member of the Committee designated by the Committee to make such report.

9. Maintain minutes or other records of meetings and activities of the Committee.


     Latest Revision date: Aug. 1, 2004

                                   APPENDIX C
                                   ----------

                           OneSource Technologies, Inc

                NOMINATING/CORPORATE GOVERNANCE COMMITTEE CHARTER
                -------------------------------------------------


Purpose

     The purpose of the Nominating/Corporate Governance Committee (the "Committee") shall be as follows:

     1. To discharge the responsibilities of the Board of Directors relating to the OneSource Technologies, Inc.'s ("Company") Corporate Governance programs; and

     2. To identify individuals qualified to become board members and to select, or to recommend that the Board of Directors select, the director nominees for the next annual meeting of stockholders; and

     3. To oversee the selection and composition of committees of the Board of Directors and, as applicable, oversee management continuity planning processes for the company.

Composition

     The Committee shall consist of one or more members of the Board of Directors, each of who is determined by the Board of Directors to be "independent" under the rules of the Sarbanes-Oxley Act.

Appointment and Removal

     The members of the Committee shall be appointed by the Board of Directors and shall serve until such member's successor is duly elected and qualified or until such member's earlier resignation or removal. The members of the Committee may be removed, with or without cause, by a majority vote of the Board of Directors.

Chairman

     Unless a Chairman is elected by the full Board of Directors, the members of the Committee shall designate a Chairman by majority vote of the full Committee membership. The Chairman will chair all regular sessions of the Committee and set the agendas for Committee meetings.

Delegation to Subcommittees

     In fulfilling its responsibilities, the Committee shall be entitled to delegate any or all of its responsibilities to a subcommittee of the Committee.

Meetings

     The Committee shall meet as frequently as circumstances dictate. The Chairman of the Board or any member of the Committee may call meetings of the Committee. All meetings of the Committee may be held telephonically.

     All non-management directors who are not members of the Committee may attend meetings of the Committee, but may not vote. In addition, the Committee may invite to its meetings any director, member of management of the Company, and such other persons as it deems appropriate in order to carry out its responsibilities. The Committee may also exclude from its meetings any persons it deems appropriate in order to carry out its responsibilities.

Committee Responsibilities

     The Nominating/Corporate Governance Committee, on behalf of the Board, is responsible for recommending Corporate Governance Guidelines that delineate philosophies and practices that will be adhered to in governing the company. The committee is also responsible for reviewing with the Board, on an annual basis, the requisite skills and characteristics required for new Board members as well as the composition of the Board as a whole. This assessment will include members' qualification as independent, as well as consideration of diversity, age, skills, and experience in the context of the needs of the Board. Nominees for Directors will be selected by the Nominating/Corporate Governance Committee in accordance with the policies and principles in its charter. The invitation to join the Board should be extended by the Board itself, by the Chairman of the Nominating/Corporate Governance Committee, and by the Chairman of the Board.

     The Corporate Governance Guidelines that the company has adopted, and which guide the committee in the performance of its duties, are attached as an Appendix to this Charter

Committee Duties

         The Committee shall carry out the duties and responsibilities set forth below. These functions should serve as a guide with the understanding that the Committee may determine to carry out additional functions and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory, legal, or other conditions. The Committee shall also carry out any other responsibilities and duties delegated to it by the Board of Directors from time to time related to the purposes of the Committee outlined in this Charter.

         In discharging its oversight role, the Committee is empowered to study or investigate any matter of interest or concern that the Committee deems appropriate and shall have the sole authority, without seeking Board approval, to retain outside counsel or other experts for this purpose, including the sole authority to approve the fees payable to such counsel or experts and any other terms of retention.

Board Selection, Composition, and Evaluation

1. Establish criteria for the selection of new directors to serve on the Board of Directors.

2. Identify individuals believed to be qualified as candidates to serve on the Board of Directors and select, or recommend that the Board of Directors select, the candidates for all directorships to be filled by the Board of Directors or by the shareholders at an annual or special meeting. In identifying candidates for membership on the Board of Directors, the Committee shall take into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills, diversity, and the extent to which the candidate would fill a present need on the Board of Directors.

3. Review and make recommendations to the full Board of Directors, or determine, whether members of the Board should stand for re-election. Consider matters relating to the retirement of Board members, including term limits or age caps.

4. In the case of a director nominated to fill a vacancy on the Board of Directors due to an increase in the size of the Board, recommend to the Board of Directors the class of directors in which the director-nominee should serve.

5. Conduct all necessary and appropriate inquiries into the backgrounds and qualifications of possible candidates. In that connection, the Committee shall have sole authority to retain and to terminate any search firm to be used to assist it in identifying candidates to serve, as directors of the Company, including sole authority to approve the fees payable to such search firm and any other terms of retention.

6. Consider questions of independence and possible conflicts of interest of members of the Board of Directors and executive officers.

7. Review and make recommendations, as the Committee deems appropriate, regarding the composition and size of the Board of Directors in order to ensure the Board has the requisite expertise and its membership consists of persons with sufficiently diverse and independent backgrounds.

8. Oversee the evaluation of, at least annually, and as circumstances otherwise dictate, the Board of Directors and management.

Committee Selection and Composition

1. Recommend members of the Board of Directors to serve on the committees of the Board, giving consideration to the criteria for service on each committee as set forth in the charter for such committee, as well as to any other factors the Committee deems relevant, and when appropriate, make recommendations regarding the removal of any member of any committee.

2. Recommend members of the Board of Directors to serve as the Chair of the committees of the Board of Directors.

3. Establish, monitor, and recommend the purpose, structure, and operations of the various committees of the Board of Directors, the qualifications and criteria for membership on each committee of the Board, and as circumstances dictate, make any recommendations regarding periodic rotation of directors among the committees and impose any term limitations of service on any Board committee.

4. Periodically review the charter and composition of each committee of the Board of Directors and make recommendations to the Board for the creation of additional committees or the elimination of Board committees.

Continuity / Succession Planning Process

1. Oversee and approve the management continuity planning process. Review and evaluate the succession plans relating to the CEO and other executive officer positions and make recommendations to the Board of Directors with respect to the selection of individuals to occupy these positions.

2.   Reports

3. Report regularly to the Board of Directors (a) following meetings of the Committee, (b) with respect to such other matters as are relevant to the Committee's discharge of its responsibilities, and (c) with respect to such recommendations as the Committee may deem appropriate. The report to the Board of Directors may take the form of an oral report by the Chairman or any other member of the Committee designated by the Committee to make such report.

4. Maintain minutes or other records of meetings and activities of the Committee.

                                    APPENDIX

                          OneSource Technologies, Inc.

                         Corporate Governance Guidelines

                               As at Aug. 1, 2004

     It is the sense of the Board that its size is appropriate at this time. However, the Board would be willing to increase its membership to a limited extent in order to accommodate the availability of an outstanding candidate.

     The Board will consider whether individual Directors who change the responsibility they held when they were elected to the Board should continue to serve on the Board. The Board does not believe, however, that in every instance a Director who retires or changes from the position held when the Director joined the Board should necessarily leave the Board. There should, however, be an opportunity for the Board, through the Nominating and Governance Committee, to review the continued appropriateness of Board membership under the circumstances.

     Directors should, as a courtesy, advise the Chairman of the Board and the Chairman of the Nominating/Governance Committee in advance of accepting an invitation to serve on another public company board.

     The Board does not believe it should establish term limits. While term limits could help insure that there are fresh ideas and viewpoints available to the Board, term limits involve the disadvantage of losing the contribution of Directors who have been able to develop, over a period of time, increasing insight into the Company and its operations and, therefore, provide an increasing contribution to the Board as a whole. As an alternative to term limits, the Nominating/Governance Committee will review each Director's continuation on the Board at least every three years. This will allow each Director the opportunity to confirm his or her desire to continue as a member of the Board and the Board, through the Nominating/Governance Committee, to consider the appropriateness of the Director's continued service.

Director Responsibilities

     The basic responsibility of the Directors is to exercise their business judgment to act in what they reasonably believe to be in the best interests of the Company and its stockholders. In discharging this obligation, Directors should be entitled to rely on the honesty and integrity of the Company's senior executives and its outside advisors and auditors. The Directors will also be entitled to be covered by reasonable Directors' and officers' liability insurance purchased by the Company on their behalf; to the benefits of indemnification to the fullest extent permitted by law and by the Company's certificate of incorporation, by-laws, and any indemnification agreements; and to exculpation as provided by state law and the Company's certificate of incorporation.

     Directors are expected to attend Board meetings and meetings of Board committees on which they serve, to spend the time needed to discharge their Board duties in a reasonable manner, and to meet as frequently as necessary to properly discharge their responsibilities. Information and data that are important to the Board's understanding of the business to be conducted at a Board or committee meeting should generally be distributed in writing to the Directors before the meeting, and Directors should review these materials in advance of the meeting.

     The Board has no policy with respect to the separation of the offices of Chairman and the Chief Executive Officer. The Board believes that this issue is part of the succession planning process and that it is in the best interests of the Company for the Board to make a determination when it elects a chief executive officer.

     The Chairman should establish the agenda for each Board meeting. At the beginning of each fiscal year, the Chairman should establish a schedule of agenda subjects to be discussed during the year to the degree this can be foreseen. Each Board member may suggest the inclusion of items on the agenda. Each Board member also may raise at any Board meeting subjects that are not on the agenda for that meeting. The Board will review the Company's long-term strategic plans and the principal issues that the Company will face in the future during at least one Board meeting each year.

     The non-management Directors will meet in executive session at least quarterly. The Director who presides at each of these meetings will be chosen by the non-management Directors, and the name or names of that Director or Directors will be disclosed in the annual proxy statement.

     The Board believes that the management speaks for the Company. Individual Board members, from time to time, may meet or otherwise communicate with various constituencies that are involved with the Company. It is expected, however, that Board members would do this with the knowledge of the management and, absent unusual circumstances or as contemplated by the committee charters, only at the request of management.

Board Committees

     The Board at all times will have an Audit Committee, a Compensation Committee, and a Nominating/Corporate Governance Committee. Members of these committees will be independent Directors under the criteria established by the Sarbanes-Oxley Act. Committee members will be appointed by the Board upon recommendation of the Nominating/Corporate Governance Committee with consideration of the desires of individual Directors. It is the sense of the Board that consideration should be given to rotating committee members periodically, but the Board does not believe that rotation should be mandated as a policy.

     Each committee will have its own charter. The charter for each committee will set forth the purposes, goals, and responsibilities of the committee as well as qualifications for committee membership, procedures for committee member appointment and removal, committee structure and operations, and committee reporting to the Board. Each committee charter will also provide that the committee will annually evaluate its performance.

     The Chairman of each committee, in consultation with the committee members, will determine the frequency and length of the committee meetings consistent with any requirements set forth in the committee's charter. The Chairman of each committee, in consultation with the members of the committee and management, will develop the committee's agenda. At the beginning of each fiscal year, each committee will establish a schedule of agenda subjects to be discussed during the year, to the degree these can be foreseen. The schedule for each committee will be furnished to all Directors.

     The Board and each committee have the power to hire independent legal, financial, or other advisors as they may deem necessary, without consulting with or obtaining the approval of any officer of the Company in advance.

     The Board, from time to time, may establish or maintain additional committees as necessary or appropriate.

Director Access to Officers and Employees

     Directors have full and free access to officers and employees of the Company. Any meetings or contacts that a Director wishes to initiate may be arranged through the CEO or the Secretary or directly by the Director. The Directors will use their judgment to ensure that any such contact is not disruptive to the business operations of the Company and will, to the extent not inappropriate, copy the CEO on any written communications between a Director and an officer or employee of the Company.

     The Board, as appropriate in its judgment, will invite senior officers of the Company to attend Board meetings. If the CEO wishes to have Company personnel attend meetings on a regular basis or periodic basis, this suggestion should be brought to the Board for approval.

Director Compensation

     The form and amount of Director compensation will be determined by the Compensation Committee in accordance with the policies and principles set forth in its charter, and the Compensation Committee will conduct an annual review of Director compensation. The Compensation Committee will consider that Directors' independence may be jeopardized if Director compensation and perquisites exceed customary levels, if the Company makes substantial charitable contributions to organizations with which a Director is affiliated, or if the Company enters into consulting contracts with (or provides other indirect forms of compensation to) a Director or an organization with which the Director is affiliated.

Director Orientation and Continuing Education

     Each new Director should participate in an orientation program, which should be conducted promptly following the meeting at which a new Director is elected. This orientation will include presentations by senior management to familiarize each new Director with the Company's strategic plans; its significant financial, accounting, and risk management issues; its compliance programs; its Code of Business Conduct and Ethics; its principal officers; and its internal and independent auditors. In addition, the orientation program should include visits to the Company's headquarters and, to the extent practical, certain of the Company's significant facilities. All other Directors are also invited to attend the orientation program.

CEO Evaluation and Management Succession

     The Compensation Committee will conduct an annual review of the CEO's performance, as set forth in its charter. The Board of Directors will review the Compensation Committee's report in order to ensure that the CEO is providing the best leadership for the Company in the long- and short-term.

     The Nominating/Governance Committee should make an annual report to the Board on succession planning. As appropriate, the entire Board will work with the Nominating/Governance Committee to nominate and evaluate potential successors to the CEO. The CEO should at all times make available his or her recommendations and evaluations of potential successors, along with a review of any development plans recommended for such individuals.


     Latest Revision date: Aug. 1, 2004

                                   APPENDIX D
                                   ----------

                                FIRST AMENDED AND
                      RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                          ONESOURCE TECHNOLOGIES, INC.

     1. The name of the corporation (which is hereinafter referred to as the "Corporation") is OneSource Technologies, Inc. The original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on August 26, 1996, under the name "LW Global (U.S.A.), Inc." The Corporation filed a Certificate of Amendment on January 16, 1997, to amend Articles FOURTH, FIFTH, and SIXTH. The Corporation filed a Certificate of Amendment on July 28, 1997, to change the Corporation's name to "Micor Technologies, Inc." The Corporation filed a Certificate of Amendment on August 22, 1997, to change the Corporation's name to "OneSource Technologies, Inc." The Corporation filed a Certificate of Amendment on May 17, 2001, to amend Article FOURTH.

     2. This First Amended and Restated Certificate of Incorporation has been duly proposed, adopted, and declared advisable by the Board of Directors of the Corporation (the "Board"), has been duly adopted and approved by the stockholders of the Corporation, and has been duly adopted, executed, and acknowledged by an officer of the Corporation, in accordance with the provisions of Sections 103, 141, 242, and 245 of the General Corporation Law of the State of Delaware and restates, integrates, and amends the provisions of the Certificate of Incorporation of the Corporation, as previously amended. Upon filing with the Secretary of State in accordance with Section 103 and 242, this First Amended and Restated Certificate of Incorporation shall thenceforth supersede the original Certificate of Incorporation, as previously amended, and shall, as it may thereafter be amended in accordance with its terms and applicable law, be the Certificate of Incorporation of the Corporation.

     3. The text of the original Certificate of Incorporation of the Corporation, as amended, is hereby amended and restated to read in its entirety as follows:

                                   Article I
                                      NAME

     The name of the corporation (the "Corporation") is: OneSource Technologies, Inc.

                                   Article II
                                REGISTERED OFFICE

     The address of the registered office of the Corporation in the State of Delaware is The Corporation Trust Center, 1209 Orange Street, Wilmington, County of New Castle, Delaware 19801. The name of the Corporation's registered agent at such address is The Corporation Trust Company.

                                  Article III
                                     PURPOSE

     The purposes of the Corporation shall be to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended (the "GCL").

                                   Article IV
                                  CAPITAL STOCK

     The Corporation shall be authorized to issue two classes of shares of capital stock, to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares of Common Stock and Preferred Stock that the Corporation shall have authority to issue is 105,000,000 shares, of which 100,000,000 shares shall be Common Stock, with a par value of $.001 per share, and 5,000,000 shall be Preferred Stock, with a par value of $.001 per share.

     The shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized, by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each series, and to fix the designation, powers, preferences, and relative, participating, optional or other rights of the shares of each such series and the qualifications, limitations, or restrictions thereof, including, but not limited to, the fixing or alteration of the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), the redemption price or prices, and the liquidation preferences of any wholly unissued series of shares of Preferred Stock, or any of them; and to increase or decrease the number of shares of any series subsequent to the issue of the shares of that series, but not below the number of shares of that series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of that series.

                                   Article V
                               BOARD OF DIRECTORS

     The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. The number of directors that currently comprise the Board of Directors is four (4). The size of the Board of Directors may be increased or decreased in the manner provided in the Bylaws of the Corporation. In addition to the powers and authority expressly conferred upon them by the GCL or by this First Amended and Restated Certificate of Incorporation or the Bylaws of the Corporation, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation. Election of directors need not be by written ballot unless the Bylaws so provide.

                                   Article VI
                                 BYLAW AMENDMENT

     The Board of Directors is authorized to make, adopt, amend, alter, or repeal the Bylaws of the Corporation. The stockholders also shall have power to make, adopt, amend, alter, or repeal the Bylaws of the Corporation, provided that any such adoption, amendment, alteration, or repeal shall require the affirmative vote of a majority of the Corporation's outstanding stock entitled to vote thereon and a majority of the outstanding stock of each class entitled to vote thereon as a class.

                                  Article VII
                             LIMITATION OF LIABILITY

     A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the GCL. If the GCL is hereafter amended to authorize the further elimination or limitation of the liability of a director, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the GCL, as so amended. Any repeal or modification of the foregoing provisions of this Article VII by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

                                  Article VIII
                                 INDEMNIFICATION

     Every person who was or is a party or is threatened to be made a party to or is involved in any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative ("Proceeding"), by reason of the fact that he or she or a person of whom he or she is the legal representative, is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, or as its representative in a partnership, joint venture, trust, employee benefit plan, or other enterprise, shall be indemnified and held harmless by the Corporation, and the Corporation shall advance expenses to such person, to the fullest extent legally permissible under the GCL, against all expenses, liabilities, and losses (including attorneys' fees, judgments, fines and amounts paid in settlement) reasonably incurred or suffered by him or her in connection therewith. Nothing contained herein shall affect any rights to indemnification to which employees other than directors and officers may be entitled by law. No amendment or repeal of this Article VIII shall apply to or have any effect on any right to indemnification provided hereunder with respect to any acts or omissions occurring prior to such amendment or repeal. The right of indemnification shall be a contract right that may be enforced in any manner desired by such person. The right of indemnification shall not be exclusive of any other right that such directors, officers, or representatives may have or hereafter acquire and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any bylaws, agreement, vote of stockholders, provision of law or otherwise, as well as their rights under this
Article VIII. Notwithstanding any other provision of this Article VIII, no person shall be entitled to indemnification or advancement of expenses under this Article VIII with respect to any Proceeding, or any claim therein, brought or made by him or her against the Corporation, unless such Proceeding or claim is approved by the Board of Directors of the Corporation.

     The Board of Directors may adopt bylaws from time to time with respect to indemnification to provide at all time the fullest indemnification permitted by the GCL, and may cause the Corporation to purchase and maintain insurance, at the Corporation's expense, on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the Corporation would have the power to indemnify such person against such liability. The Corporation may also create a trust fund, grant a security interest and/or use other means (including, but not limited to, letters of credit, surety bonds and/or other similar arrangements), as well as enter into contracts providing indemnification to the full extent authorized or permitted by law and including as part thereof provisions with respect to any or all of the foregoing, to ensure the payment of such amounts as may become necessary to effect indemnification as provided therein, or elsewhere.

                                   Article IX
                                     QUORUM

     The holders of shares entitled to one-third of the votes at a meeting of the stockholders, present in person or represented by proxy at such meeting, shall constitute a quorum at such meeting.

                                   Article X
                           BUSINESS COMBINATIONS WITH
                             INTERESTED STOCKHOLDERS

     Section 203 of the GCL shall not be applicable to this Corporation.

                                   Article XI
                                   AMENDMENTS

         The Corporation reserves the right at any time, and from time to time, to amend, alter, change, or repeal any provision contained in this First Amended and Restated Certificate of Incorporation, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors, or any other persons whomsoever by and pursuant to this First Amended and Restated Certificate of Incorporation in its present form or as hereafter amended are granted subject to the rights reserved in this Article XI.

     IN WITNESS WHEREOF, this First Amended and Restated Certificate of Incorporation has been signed by the Chief Executive Officer of the Corporation this ___ day of ______________, 2004, and the undersigned affirms that the statements made herein are true under the penalties of perjury.





                                   Michael L. Hirschey, Chief Executive Officer

FORM OF PROXY



                          ONESOURCE TECHNOLOGIES, INC.

              Annual Meeting of Stockholders -- September 24, 2004

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held on September 24, 2004 and the Proxy Statement, and appoints Donald E. McIntyre and Michael L. Hirschey, and each of them, the proxy of the undersigned, with full power of substitution to vote all shares of common stock of OneSource Technologies, Inc. (the "Company") that the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held at the Arizona Country Club, 5668 East Orange Blossom Lane, Phoenix, Arizona on September 24, 2004 at 9:00 a.m. local time, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this proxy shall be voted in the manner set forth on the reverse side.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

1.    Election of Directors

[  ]  FOR ALL                                   Donald E. McIntyre
[  ]  WITHHOLD ALL                              Michael L. Hirschey
[  ]  FOR ALL EXCEPT                            Robert J. Thompson
      (See instructions below)                  Robert H. Thomason

To withhold authority to vote for fewer than all of the nominees, mark "For All Except" and write the nominee's name in the list below.

2.   To amend the Certificate of Incorporation to       FOR    AGAINST  ABSTAIN
     increase the number of authorized shares           [  ]    [  ]      [  ]
     of common stock to 100,000,000 shares

3.   To amend the Certificate of Incorporation          FOR    AGAINST  ABSTAIN
     to authorize 5,000,000 shares of serial            [  ]    [  ]      [  ]
     preferred stock.

4.   To amend and restate the Certificate of            FOR    AGAINST  ABSTAIN
     Incorporation to (a) incorporate the other         [  ]    [  ]      [  ]
     amendments to the Certificate, if any, that are approved by the stockholders at the Annual Meeting, (b) to amend or eliminate certain existing provisions, and (c) to provide one integrated document.

5.   To ratify the appointment of Epstein, Weber        FOR    AGAINST  ABSTAIN
     & Conover, PC as the Company's                     [  ]    [  ]    [  ]
     independent auditors for the year ending
     December 31, 2004.

6. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before this meeting.

IF YOU RETURN YOUR PROPERLY EXECUTED PROXY, THE PROXIES WILL VOTE YOUR SHARES AS YOU DIRECT. IF YOU DO NOT SPECIFY ON YOUR PROXY HOW YOU WANT TO VOTE YOUR SHARES, THE PROXIES WILL VOTE THEM "FOR" PROPOSAL 1, 2, 3, 4, AND 5 AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

                      Please sign EXACTLY as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If more than one trustee, all should sign. If shares are held jointly, both owners must sign.

                                                                        , 2004
                      --------------------------------         ---------
                      Signature                                Date


                                                                        , 2004
                      --------------------------------         ---------
                      Signature (Joint Owners) Date